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                                                                   EXHIBIT 10.25


                               SECOND AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of January 4, 1995 ("Agreement"), is entered into among CORNERSTONE NATURAL GAS, INC. (formerly Endevco, Inc.), a Delaware corporation ("Cornerstone"), ENDEVCO PRODUCING COMPANY, a Delaware corporation ("EPRC"), CORNERSTONE GAS GATHERING COMPANY (formerly Cornerstone Pipeline Company), a Delaware corporation ("CGGC"), DUBACH GAS COMPANY, a Texas corporation ("Dubach"), CORNERSTONE GAS PROCESSING, INC. (formerly Endevco Natural Gas Company), a Delaware corporation ("CGP"), CORNERSTONE GAS RESOURCES, INC. (formerly Endevco Oil and Gas Company), a Delaware corporation ("CGR"), CORNERSTONE PIPELINE COMPANY (formerly Endevco Pipeline Company), a Delaware corporation ("CPC") and PENTEX PIPELINE COMPANY, a Texas corporation ("PPC") (collectively the "Borrow-ers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

     W I T N E S S E T H:

     A. WHEREAS, the Borrowers have applied to the Bank for the funding of an additional $4,000,000 term loan in addition to the existing Loans described and defined in the Revolving Credit and Term Loan Agreement dated as of November 2, 1993 by and among the Borrowers named above (including certain predecessors' thereof) and the Bank (the "Original Credit Agreement"), as amended by the First Amendment to Revolving Credit and Term Loan Agreement dated as of September 30, 1994 (the "First Amendment"), which additional $4,000,000 term loan (the "Second Term Loan") is to be evidenced by Borrowers' joint and several Second Term Note hereinafter described and defined; and

     B. WHEREAS, the Bank is willing to extend the Second Term Loan to the Borrowers, subject to the terms, conditions and provisions of the Original Credit Agreement and the First Amendment, as amended and modified by the provisions hereinafter set forth, all of which are material to the Bank and without which the Bank would not be willing to extend the Second Term Loan commitment described above.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

     1. DEFINITIONS. The following definitions in Article I of the Original Credit Agreement, as previously amended by the First Amendment, are hereby amended and modified or added as follows:
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         1.9  "CORNERSTONE PLEDGE" shall have the meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain First Amendment to Pledge Agreement from Cornerstone to the Bank dated as of September 30, 1994, as further amended by that certain Second Amendment to Pledge Agreement from Cornerstone to the Bank dated as of even date herewith.

         1.16 "ENGC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from CGP to the Bank from CGP to the Bank dated as of even date herewith.

         1.18 "EPIC ASSIGNMENT" shall have the meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain First Amended Collateral Assignment of Lessee's Interest in Lease from CPC to the Bank from CPC to the Bank dated as of even date herewith.

         1.19 "EPIC DEED OF TRUST" shall have the meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment CPC to the Bank dated as of September 30, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CPC to the Bank dated as of even date herewith.

         1.21 "EPIC PLEDGE" shall have the meaning assigned to that term in Article IV of the Original Credit Agreement, as amended by that certain First Amended Assignment, Pledge and Security Agreement from CPC to the Bank from CPC to the Bank dated as of even date herewith.

         1.24 "CGGC DEED OF TRUST" shall have the meaning assigned to that term in Section 1.24 of the Original Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of August 1, 1994, as further amended by that certain Second Amended Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of September 30,



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     1994, as further amended by that certain Third Amended and Supplemental
     Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank dated as of even date herewith.

         1.41 "NOTES" shall mean the Revolving Credit Note, the
     Replacement Term Note and the Second Term Note, together with each and every replacement, extension, renewal, modification, substitution and change in form thereof which may be from time to time and for any term or terms effected.

         1.45 "PPC DEED OF TRUST" shall have the meaning assigned to that term in Section 1.45 of the Original Credit Agreement, as amended by that certain First Amended Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) from PPC to the Bank dated as of even date herewith.

         1.53 "SECURITY AGREEMENT" shall have the meaning assigned to that term in Article V of the Original Credit Agreement, as amended by that certain First Amendment to Security Agreement and Assignment from the Borrowers to the Bank dated as of even date herewith.

         1.56 "TERM LOANS" shall mean the term loans made to the Borrowers (i) in the Original Credit Agreement described in Section
     3.1 thereof, as modified, restructured and extended by the terms and provisions of paragraph 2 of the First Amendment and as evidenced by the Replacement Term Note more particularly described and defined in paragraph 3 of the First Amendment and (ii) in the Second Amendment as described in paragraph 2 of the Second Amendment and as evidenced by the Second Term Note more particularly described and defined in paragraph 3 thereof.

         1.57 "TERM NOTES" shall mean the Borrowers' joint and several Replacement Term Note and the Second Term Note, together with each and every replacement, extension, renewal, modification, substitution and change in form thereof which may be from time to time and for any term or terms effected.

     2. SECOND TERM LOAN. The Bank agrees, upon the terms subject to the conditions set forth in the Original Credit Agreement and herein, to extend to the Borrowers an additional term loan in the maximum principal amount of $4,000,000.00 for the singular purpose of funding the purchase price of CGGC's acquisition of the Willow Springs and North Lansing gas gathering systems and related facilities situated in Gregg and Harrison Counties,



                                      - 3 -
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Texas (collectively the "Texas Gathering Facilities") pursuant to the terms and provisions of that certain Asset Purchase Agreement between Bayou South Gas Gathering Company, L.C. ("Seller") and CGGC (the "Purchase Agreement").

     3. SECOND TERM NOTE. To evidence the Second Term Loan, as funded pursuant to the provisions of paragraph 2 above, the Borrowers shall execute and deliver to the order of the Bank Borrowers' joint and several term note in the principal amount of $4,000,000.00, the form of which is annexed hereto as EXHIBIT "A" and hereby made a part hereof (hereinafter referred to as the "Second Term Note"). The Second Term Note shall be dated as of the date hereof, shall provide for fifty-nine (59) consecutive equal monthly minimum principal payments of $66,667 per month payable on the last day of each calendar month commencing January 31, 1995 with the remaining principal payable at final maturity on December 31, 1999. The Second Term Note shall bear interest, payable monthly on the last day of every month commencing January 31, 1995, and at final maturity on December 31, 1999, on unpaid balances of principal from time to time outstanding and on any past due interest at a variable annual rate equal from day to day to the Applicable Prime Rate therein defined plus two percentage points (2%), but in no event at a rate greater than permitted by applicable law. All payments received shall be applied first to accrued interest and then to the outstanding principal amount owing on the Second Term Note. The Borrowers may from time to time make prepayments of principal, provided that interest on the amount prepaid, accrued to the prepayment date, shall be paid on such prepayment date. The Borrowers may not reborrow any amounts paid or prepaid on the Second Term Note. All payments and prepayments shall be made in lawful money of the United States of America. Any payments or prepayments on the Second Term Note received by the Bank after 12:00 noon (applicable current time in Tulsa, Oklahoma) shall be deemed to have been made on the next succeeding Business Day. All outstanding principal of and unpaid accrued interest on the Second Term Note not previously paid hereunder shall be due and payable at final maturity on December 31, 1999, unless such maturity shall be extended by the Bank in writing or accelerated pursuant to the terms hereof. After maturity (whether by acceleration or otherwise) the Second Term Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days but assessed for the actual number of days elapsed in each accrual period.

     4. INCREMENTAL MANDATORY PRINCIPAL PAYMENTS/FACILITY FEE. An additional incremental mandatory monthly principal payment shall be due on the Second Term
Note in an amount equal to $.02 per Texas Gathering Facilities transported MCF on the incremental volume above 1,003,000 MCF (MCF being defined as 1,000 cubic feet of natural gas) per month and payable on the last day of the next





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successive calendar month, commencing February 28, 1995.  At least five (5) days prior to the due date of each incremental monthly principal payment, Cornerstone and CGGC shall submit to the Bank the incremental monthly principal payment report and certification in the form annexed hereto as EXHIBIT "B". A 0.75% term loan facility fee in the amount of $30,000 shall be due and owing by the Borrowers to the Bank on the Second Term Loan, which facility fee shall be payable concurrent with such funding of the Second Term Loan.

     5. COLLATERAL. The repayment of the Indebtedness (including the Second Term Loan) shall continue to be secured by all of the Collateral as more particularly described and defined in paragraph 6(c) hereof below and in the Original Credit Agreement as more particularly described therein and in the Security Instruments, including without limitation, the Security Agreement encumbering the items and types of Collateral more particularly described in
Section 4.1 thereof as continuing and continuous security for all of the Indebtedness and all security described in the Third Amended and Supplemental Deed of Trust, Security Agreement, Financing Statement and Assignment from CGGC to the Trustee and the Bank as more particularly described in Section 1.24 hereof and/or in the First Amendment to Security Agreement and Assignment as more particularly described in Section 1.53 hereof. Borrowers hereby incorporate by reference, ratify, confirm, continue and regrant in favor of the Bank all of the security interests, liens and pledges set forth or described in the Security Agreement and in Article IV of the Original Credit Agreement, including the priorities thereof, with the same force and effect as if fully restated herein.

     6. CONDITIONS PRECEDENT TO EXTENSION OF SECOND TERM LOAN. The obligation of the Bank to extend the Second Term Loan is subject to satisfaction of all the following conditions on or prior to the date such advancement of the Second Term Loan, as evidenced by the Second Term Note, in the maximum sum of $4,000,000.00 occurs (the "Funding Date") (in addition to the other terms and conditions set forth in the Original Credit Agreement):

         (a) SECOND TERM NOTE. The Borrower shall have delivered the Second Term Note to the order of the Bank, appropriately executed.

         (b) BORROWERS' CERTIFICATES AND PROCEEDINGS. On or before the Funding Date, each of the Borrowers shall have delivered to the Bank a certificate satisfactory to the Bank and its legal counsel, including corporate resolutions, incumbency certificates and articles and certificates of incorporation and bylaws as may be required by the Bank and its legal counsel.



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         (c)  SECURITY INSTRUMENTS.  The Borrower shall have delivered to the Bank the Third Amended and Supplemental CGGC Deed of Trust, the First Amendment to Security Agreement and such supplemental and amendment instruments to the Security Instruments more particularly described and defined in the Original Credit Agreement and the First Amendment as are required by the Bank and its legal counsel, including without limitation, the amendments more particularly described in Sections 1.9, 1.16, 1.18, 1.19, 1.20, 1.24 and 1.45 in
     paragraph 1 hereof, and applicable UCC financing statements.

         (d) OPINION OF COUNSEL. The Bank shall have received from Borrowers' counsel, Schlanger, Mills, Mayer and Grossberg a favorable closing opinion satisfactory in form and substance to the Bank and its counsel.

         (e) CLOSING OF ACQUISITION OF TEXAS GATHERING FACILITIES. The acquisition of the Texas Gathering Facilities pursuant to the terms and provisions of the Purchase Agreement shall have been consummated prior to or concurrent with the Funding Date in form, content and manner acceptable to the Bank in all respects, including (without limitation) resolution of any and all contractual issues between Seller and Arkla Incorporated and the Bank shall have received satisfactory evidence thereof, including, without limitation, release of record of all existing deeds of trust, mortgages, financing statements or other liens against the Texas Gathering Facilities or contracts pertaining thereto and the Bank's review of such title opinions, title reports, landman reports and/or other title searches or data as may be required by the Bank and its legal counsel.

     7. ORIGINAL CREDIT AGREEMENT. The remaining terms, provisions, covenants, warranties, representations and conditions of the Original Credit Agreement, as previously amended by the First Amendment, are ratified, confirmed and continued in full force and effect with the same effect as if fully restated herein.

     8. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by the Borrowers to



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the Bank in Tulsa, Oklahoma, effective as of the day and year first above written.

                                        "Borrowers"

                               CORNERSTONE NATURAL GAS, INC.


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


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                               ENDEVCO PRODUCING COMPANY


                               By
                                 -------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               CORNERSTONE GAS GATHERING COMPANY,
                               formerly known as Cornerstone
                               Pipeline Company


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               DUBACH GAS COMPANY


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               CORNERSTONE GAS PROCESSING, INC.,
                               formerly known as Endevco Natural
                               Gas Company


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               CORNERSTONE GAS RESOURCES, INC.,
                               formerly known as Endevco Oil &
                               Gas Company


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President

                               CORNERSTONE PIPELINE COMPANY,
                               formerly known as Endevco Pipeline
                               Company


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President


                               PENTEX PIPELINE COMPANY


                               By
                                 --------------------------------
                                 Robert L. Cavnar
                                 Senior Vice President

                                            "Bank"

                               BANK OF OKLAHOMA, NATIONAL
                               ASSOCIATION


                               By
                                 ---------------------------------
                                 Jack D. Brannon, Vice President

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